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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C 20549


                                    FORM 8-K


                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported): September 16, 1998


                        COMMISSION FILE NUMBER 333-43549


                        EXTENDICARE HEALTH SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                               8051                               98-0066268
(State or other Jurisdiction of      (Primary Standard Industrial               (I.R.S. Employer
Incorporation or Organization)        Classification Code Number)            Identification Number)


                            105 WEST MICHIGAN STREET
                               MILWAUKEE, WI 53203
              (Address of Principal Executive Offices and Zip Code)


                                 (414) 271-9696
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)







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




Item 2.  Acquisition or Disposition of Assets

         On September 16, 1998, Extendicare Health Services, Inc. and certain affiliates (together the "Company") sold the UPC institutional pharmacy business to Omnicare, Inc. and its affiliates (together the "Buyer). The Buyer is otherwise unaffiliated with the Company. The total sales price was $250,000,000 in cash (with $38,203,125 held in escrow) together with (i) 125,000 shares of Omnicare, Inc. and (ii) Warrants to purchase 1,500,000 common shares of Omnicare, Inc. Common Stock at an exercise price of $48.00 per share. The cash amounts are subject to certain adjustments as set forth in the Asset Purchase Agreement.

         A copy of the Asset Purchase Agreement was filed as Exhibit 10 to the Form 10-Q for the quarterly period ending June 30, 1998. The foregoing description is qualified in its entirety by reference to the Asset Purchase Agreement.

         The Company's intention to sell the business was previously announced by the Company. The terms of the transaction were determined by arms-length negotiations between the Company and the Buyer.

Item 7.  Financial Statements and Exhibits

         (b)      Pro Forma Financial Information.

         The following pro forma (unaudited) financial statements of the Company Reflecting the foregoing transaction are included in this report:

         Pro Forma Consolidated Balance Sheet
                  At June 30, 1998                                        F-2

         Pro Forma Consolidated Statements of Operations:

                  Year ended December 31, 1997                            F-3
                  Six months ended June 30, 1998                          F-4

         Notes to Pro Forma Consolidated Financial Statements             F-5


         (c)      Exhibits.

         Incorporated by reference from the Exhibit Index which is included as the last page of this report.

         The following unaudited pro forma financial statements give effect to the sale of the Pharmacy operations and the application of the net proceeds as described in footnote (a) as estimated and subject to further closing adjustments. The unaudited condensed consolidated pro forma balance sheet as of June 30, 1998, is based on the historical balance sheet of the Company and is presented as if the sale had occurred on that date. The unaudited pro forma condensed statements of consolidated operations for the year ended December 31, 1997 and for the six month period ending June 30, 1998 assume that the sale occurred at the beginning of fiscal 1997.

         The unaudited condensed pro forma statement of consolidated operations is not necessarily indicative of the financial results that would have occurred had the sale of the Pharmacy operations been consummated on the indicated date, nor is it necessarily indicative of future financial results.

                      EXTENDICARE HEALTH SERVICES, INC.
           UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
                                 JUNE 30,1998
                            (dollars in thousands)


                                                  Historical      Pharmacy
                                                     EHSI        Operations
                                                  As Previously  Balance Sheet   Transaction          Pro Forma
                                                    Reported      at 6/30/98     Adjustments          Statement
                                                  -----------    -----------     -----------         -----------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                    $     6,559    $    (2,698)    $        31               3,892
     Accounts receivable, less allowances for
       uncollectible receivables                      228,535        (27,010)                            201,525
     Inventories, supplies and prepaid expenses        17,814         (7,946)                              9,868
     Income taxes receivable                            8,012              -                               8,012
     Deferred state income taxes                        3,138              -                               3,138
     Debt service trust funds                             303              -                                 303
     Due from shareholder
       Deferred Federal income taxes                   16,039              -                              16,039
                                                  -----------    -----------     -----------         -----------
       Total current assets                           280,400        (37,654)             31             242,777
PROPERTY AND EQUIPMENT, NET                           698,900         (9,800)                            689,100
GOODWILL AND IDENTIFIABLE INTANGIBLE ASSETS           237,737        (89,934)                            147,803
OTHER ASSETS                                           33,013         (3,656)          3,000  (1)         32,357
                                                  -----------    -----------     -----------         -----------
                                                  $ 1,250,050    $  (141,044)    $     3,031         $ 1,112,037
                                                  ===========    ===========     ===========         ===========

LIABILITIES AND SHAREHOLDER'S EQUITY
CURRENT LIABILITIES
     Current maturities of long-term debt         $    32,441    $    (1,523)    $         -         $    30,918
     Accounts payable                                  27,537         (1,511)                             26,026
     Accrued liabilities                              123,958         (2,319)                            121,639
     Due to shareholder
       Federal income taxes receivable                  3,716              -               -               3,716
     Due to affiliates                                  2,096              -                               2,096
                                                  -----------    -----------     -----------         -----------
       Total current liabilities                      189,748         (5,353)                            184,395
LONG-TERM DEBT                                        684,513       (104,417)        (60,583) (2)        519,513
OTHER LONG-TERM LIABILITIES                            15,908              -                              15,908
DUE TO SHAREHOLDER AND AFFILIATES
     Deferred Federal income taxes and other           60,684              -                              60,684
DEFERRED STATE INCOME TAXES                            10,884              -                              10,884
MINORITY INTERESTS                                      2,535         (1,543)                                992
SHAREHOLDER'S EQUITY                                  285,778        (29,731)         63,614  (3)        319,661
                                                  -----------    -----------     -----------         -----------
                                                  $ 1,250,050    $  (141,044)    $     3,031         $ 1,112,037
                                                  ===========    ===========     ===========         ===========


(1) Represents the estimated value of the warrants to purchase 1,500,000 shares of Omnicare, Inc. Common Stock at $48.00 per share.

(2) Represents debt to be paid off in addition to debt formerly recorded on Pharmacy balance sheet. Total debt repayment is $165 million.

(3)       Represents the net of the following:


       -  Cash proceeds received                                 250,000
       -  125,000 shares of Omnicare, Inc. sold at date
             of transaction at $32.25                              4,031
       -  Warrant to purchase 1,500,000 shares of
             Omnicare, Inc. common stock at $48.00 per share       3,000
       -  Allocation of purchase price to EHSI parent
             for the right given to buyer to service the
             Canadian and U.K. homes owned by EHSI's parent      (10,000)
       -  Transaction costs associated with sale                  (5,000)
       -  Net assets sold to Omnicare, Inc.                     (134,148)
       -  Tax expense associated with transaction (assumed
              to be paid at date of transaction)                 (76,000)
                                                              ----------
          GAIN ON SALE OF PHARMACY OPERATIONS                     31,883
       -  Portion of net assets shown as shareholder's
             equity on 6/30/98 Pharmacy balance sheet             29,731
       -  Equity contribution made by EHSI parent to facilitate
              $165 million paydown of long-term debt               2,000
                                                              ----------
                                                                  63,614
                                                              ==========


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       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  (dollars in thousands unless otherwise noted)

                                                      For the year ended December 31, 1997
                                              ----------------------------------------------------
                                                            Historical
                                               Adjusted    Jan. 1/97 to
                                              Historical    Dec. 31/97    Transaction    Pro forma
                                                 EHSI        Pharmacy     Adjustments    Statement
                                              ----------   ------------   -----------    ---------
REVENUES                                      1,144,417     (111,715)                    1,032,702
COSTS AND EXPENSES
   Operating                                    927,960      (85,404)                      842,556
   General and administrative                    50,993       (2,700)                       48,293
   Lease costs                                   14,325       (1,450)                       12,875
   Depreciation and amortization                 51,374       (3,301)        (2,839)        45,234
   Interest expense                              59,018       (5,219)        (7,883)        45,916
   Interest income                               (1,517)          46                        (1,471)
   Other, net                                        72            -                            72
                                              ---------    ---------      ---------      ---------
                                              1,102,225      (98,028)       (10,722)       993,475
                                              ---------    ---------      ---------      ---------
GAIN ON SALE OF PHARMACY OPERATIONS                   -            -        107,883        107,883
                                              ---------    ---------      ---------      ---------
        Earnings before income taxes,
        minority interests, and
        extraordinary items                      42,192      (13,687)       118,605        147,110
PROVISION FOR INCOME TAXES                       17,857       (5,744)        79,114         91,227
                                              ---------    ---------      ---------      ---------
        Earnings before minority
        interests and extraordinary items        24,335       (7,943)        39,491         55,883
                                              =========    =========      =========      =========

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       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  (dollars in thousands unless otherwise noted)

                                                       For the six months ended June 30, 1998
                                              ------------------------------------------------------
                                                            Historical
                                                           Jan. 1/98 to
                                              Historical    Jun. 30/98    Transaction      Pro forma
                                                 EHSI        Pharmacy     Adjustments      Statement
                                              ----------   ------------   -----------      ---------
REVENUES                                      $ 583,506     $ (61,818)                     $ 521,688
COSTS AND EXPENSES
   Operating                                    485,008       (48,452)                       436,556
   General and administrative                    23,498        (1,350)                        22,148
   Lease costs                                    7,432          (696)                         6,736
   Depreciation and amortization                 27,458        (2,860)           (233)        24,365
   Interest expense                              31,054        (2,603)         (3,969)        24,482
   Interest income                                 (951)           65                           (886)
   Other, net                                         -             -                              -
                                              ---------     ---------     -----------     ----------

                                                573,499       (55,896)         (4,202)       513,401
                                              ---------     ---------     -----------     ----------

GAIN ON SALE OF PHARMACY OPERATIONS                   -             -         107,883        107,883
                                              ---------     ---------     -----------     ----------
      Earnings before income taxes,
         minority interests and
         extraordinary items                     10,007        (5,922)        112,085        116,170


PROVISION FOR INCOME TAXES                        5,255        (2,977)         77,568         79,846
                                              ---------     ---------     -----------     ----------
      Earnings before minority
         interests and extraordinary items    $   4,752     $  (2,945)    $    34,517     $   36,324
                                              =========     =========     ===========     ==========

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                        EXTENDICARE HEALTH SERVICES, INC.

   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(a) Pro forma adjustments to the unaudited condensed consolidated balance sheet as of June 30, 1998 reflect use of proceeds to repay certain outstanding debt. Also reflected are the sale of substantially all of the assets, assumption of certain liabilities, and the recognition of the gain on the sale of the Pharmacy operations as estimated subject to further closing adjustments.

(b) Pro forma adjustments to the unaudited condensed statements of consolidated operations for the year ended December 31, 1997 and for the six month period ended June 30, 1998 reflect adjustments to interest resulting from the assumed use of proceeds to reduce outstanding debt, net of income tax effect.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        EXTENDICARE HEALTH SERVICES, INC.

Date:    September 30, 1998          By:      /s/  Wesley Carter
                                     J. Wesley Carter
                                     President, Chief Executive Officer
                                     and Director (principal executive officer)

Date:    September 30, 1998          By:      /s/  Stephen F. Dineley
                                     Stephen F. Dineley
                                     Vice President, Chief Financial Officer,
                                     Treasurer and Director (principal
                                     financial officer and principal
                                     accounting officer)

                        EXTENDICARE HEALTH SERVICES, INC.

                                  EXHIBIT INDEX
                                       To
                             FORM 8-K CURRENT REPORT
                         Dated as of September 30, 1998

Exhibit                                                                 Filed
Number            Description                                          Herewith
-------           -----------                                          --------

  10              Asset Purchase Agreement dated as of
                  July 29, 1998 (but executed on September 16,         No (1)
                  1998)


(1) Asset purchase Agreement was filed as exhibit 10 to the Form 10-Q for the quarterly period ending June 30, 1998. It is incorporated herein by reference.